Angel Oak Financial Strategies Income Term Trust Announces

Rights Offering, Expansion of Investment Mandate, And Monthly Distribution

ATLANTA — September 9, 2021 — Angel Oak Financial Strategies Income Term Trust (NYSE: FINS) (the “Fund”) today announced that its Board of Trustees (the “Board”) has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares (“Common Shareholders”) of beneficial interest (“Common Shares”) as of September 20, 2021 (the “Record Date”). Holders of Rights will be entitled to subscribe for additional Shares (the “Offer”) at a discount to the market price of the Common Shares (subject to a sales load).

The Board and the Fund’s investment adviser, Angel Oak Capital Advisors, LLC (the “Adviser”), have determined that it is in the best interest of both the Fund and its shareholders to conduct the Offer and seek to increase the assets of the Fund available for investment to take advantage of existing and future investment opportunities that are or may become available.

In addition, the Board has also approved the expansion of the Fund’s investment mandate to seek to allow for a more diversified portfolio across the U.S. financial sector, including non-bank financial institutions such as insurance companies, asset managers, real estate investment trusts and business development companies. The expanded investment strategy could minimize risk and volatility, increase diversification, offer non-correlated income, and provide excess yield on a risk-adjusted basis.

The Adviser believes the Offer is potentially beneficial to the Fund, including in the following ways:

•	Increased Diversification
o

The additional capital generated from the Offer may allow the Fund to diversify the portfolio and seek to reduce risk. Expanding the non-bank financial debt and strategic allocations could reduce the risk and volatility of the portfolio.

•	Rewards Shareholders
o	The Offer provides Common Shareholders with an opportunity to buy new Common Shares below market price or realize value from the sale of Rights.

•	Enhanced Liquidity
o	The Offer creates the potential for increased trading volume and liquidity of Common Shares.

•	Economies of Scale
o	The Offer is expected to spread fixed operating costs across a larger asset base.

•	Tax Efficiency
o	The Offer potentially mitigates sales of existing holdings that may result in the realization of capital gains, which may result in a taxable event for Common Shareholders.

“We see significant opportunities across the non-bank financials landscape today, which similarly to the banking sector has de-levered and de-risked post-Global Financial Crisis, in contrast to broader corporate credit. Interest rates remain attractive in this less-trafficked area of investment-grade fixed income and issuance trends have been positive. In addition, the sector’s response to the pandemic has generally resulted in higher capital, reserve and liquidity levels. Raising new capital to allocate into non-bank financial investments allows us to increase diversification in a tax efficient manner, while expanding the opportunity set to seek to generate compelling returns on a risk-adjusted basis,” said Cheryl Pate, Portfolio Manager for the Fund.

Terms of Rights Offering

The Fund will distribute to Common Shareholders of record as of the record date (“Record Date Shareholders”) one Right for each Common Share held on the Record Date. Record Date Shareholders will be entitled to purchase one new Common Share for every three Rights held (1 for 3); however, any Record Date Common Shareholder who owns fewer than three Common Shares as of the Record Date will be entitled to subscribe for one Common Share. Fractional Common Shares will not be issued.

The proposed subscription period is currently anticipated to commence on the Record Date and expire on October 14, 2021, unless extended by the Fund (the “Expiration Date”). The Rights are transferable and are expected to be admitted for trading on the New York Stock Exchange (the “NYSE”) under the symbol “FINS RT” during the course of the Offer. Rights may be exercised at any time during the subscription period.

The subscription price per Common Share (the “Subscription Price”) will be determined on the Expiration Date, and will be based upon a formula equal to 92.5% of the average of the last reported sales price of a Common Share of the Fund on the NYSE on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 86% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 86% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on that day. The estimated Subscription Price has not yet been determined.

Record Date Shareholders who exercise all of their primary subscription Rights will be eligible for an over-subscription privilege entitling Record Date Shareholders to subscribe, subject to certain limitations and allotment, for any additional Common Shares not purchased pursuant to the primary subscription.

The Fund also declared a distribution of $0.1085 per share to Common Shareholders for the month of October 2021. The record date for the distribution is October 5, 2021, and the payable date is October 29, 2021. The Fund will trade ex-distribution on October 4, 2021 This will not be payable with respect to Common Shares that are issued pursuant to the Offer after such record date.

Expansion of Investment Mandate

Under the Fund’s expanded investment mandate, the Fund’s investment objective will remain to seek current income with a secondary objective of total return. The Fund will continue to seek to achieve its investment objective by investing, under normal market circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in securities of financial institutions. Primary changes include an expanded definition of financial institutions in which the Fund may invest, elimination of the 50% limit on non-bank issuers, and adoption of a 15% limit on investments in non-investment grade bonds and a 20% limit on investments in structured products and derivatives.

* * *

The Offer will be made pursuant to the Fund’s currently effective shelf registration statement on file with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. A final prospectus supplement and accompanying prospectus will be filed with the SEC, but has not been filed as of the date of this release. The Fund expects to distribute subscription certificates evidencing the Rights and a copy of the prospectus for the Offer to Record Date Shareholders within the United States shortly following the Record Date. To exercise their Rights, Common Shareholders who hold their Common Shares through a broker, custodian, or trust company, should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Common Shareholders who do not hold Common Shares through a broker, custodian, or trust company, should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus.

ABOUT FINS

Led by Angel Oak’s experienced financial services team, FINS invests predominantly in U.S. financial sector debt as well as selective opportunities across financial sector preferred and common equity. Under normal circumstances, at least 50% of FINS’ portfolio is publicly rated investment grade or, if unrated, judged to be of investment grade quality by Angel Oak.

ABOUT ANGEL OAK CAPITAL ADVISORS, LLC

Angel Oak Capital Advisors is an investment management firm focused on providing compelling fixed-income investment solutions to its clients. Backed by a value-driven approach, Angel Oak Capital Advisors seeks to deliver attractive, risk-adjusted returns through a combination of stable current income and price appreciation. Its experienced investment team seeks the best opportunities in fixed income, with a specialization in mortgage-backed securities and other areas of structured credit.

Information regarding the Fund and Angel Oak Capital Advisors can be found at www.angeloakcapital.com.

Past performance is neither indicative nor a guarantee of future results. Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. For more information please contact your investment representative or Georgeson at 888.293.6908 .

Media:

Trevor Davis, Gregory FCA for Angel Oak Capital Advisors

443-248-0359

trevor@gregoryfca.com

Company Contact:

Randy Chrisman, Chief Marketing & Corporate IR Officer, Angel Oak Capital Advisors

404-953-4969

randy.chrisman@angeloakcapital.com